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                                PROSPECTUS SUPPLEMENT

                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               FULCRUM SEPARATE ACCOUNT

                                    SUPPLEMENT TO
                             PROSPECTUS DATED MAY 1, 1998
                                  SEPTEMBER 1, 1998


This Supplement replaces the prior supplement dated July 15, 1998.

Effective September 1, 1998:

-    the name of The Palladian Trust was changed to "The Fulcrum Trust."

- Pilgrim Baxter Analytic Investors, Inc. has replaced Stonehill Capital Management, Inc. as Portfolio Manager for The Growth Portfolio of the Trust.

- the name of the Global Strategic Income Portfolio has been changed to the "Strategic Income Portfolio" and its investment objective has been changed to the following: "The Strategic Income Portfolio seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities."